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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 9, 2004
                                                         -----------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Ohio                          1-8769                     31-4362899
 ---------------                 ----------------            ------------------
 (State or other                 (Commission File               (IRS Employer
 jurisdiction of                     Number)                 Identification No.)
 incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                           --------------------------
             (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS.

Item 1.01 Entry into a Material Definitive Agreement.

         On March 10, 2004, R. G. Barry Corporation (the "Company") entered into an Executive Employment Contract (the "Employment Contract") with Thomas M. Von Lehman for Mr. Von Lehman to serve as President and Chief Executive Officer of the Company. The Employment Contract provided for an initial six-month term that may be renewed for additional three-month increments upon the written agreement of the Company and Mr. Von Lehman. The initial term six-month term of the Employment Contract expired on September 9, 2004, and on that date it was renewed for an additional three-month term ending on December 9, 2004, when the Company and Mr. Von Lehman entered into an Extension of Executive Employment Contract. On December 9, 2004, the Company and Mr. Von Lehman executed a Second Extension of Executive Employment Contract (the "Second Extension") to extend the term of the Employment Contract for an additional three-month period, ending on March 9, 2005. Other than the extension of the term, the Employment Contract remains in full force. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Second Extension. A copy of the Second Extension is attached hereto as Exhibit 10.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.         Description
                  -----------         -----------
                     10.1             Second Extension of Executive Employment
                                      Contract dated December 9, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            R. G. BARRY CORPORATION


December 10, 2004                           By: /s/ Daniel D. Viren
                                                -----------------------
                                                Daniel D. Viren
                                                Senior Vice President - Finance,
                                                Chief Financial Officer,
                                                Secretary and Treasurer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated December 9, 2004

                             R. G. Barry Corporation



         Exhibit No.           Description
         -----------           -----------
            10.1               Second Extension of Executive Employment Contract
                               dated December 9, 2004